Exhibit 10.4

Execution Version

December 28, 2020

STRICTLY CONFIDENTIAL

SunHydrogen, Inc.

10 E. Yanonali, Suite 36

Santa Barbara, California 93101

Attn: Timothy Young, Chief Executive Officer and Acting Chief Financial Officer

Dear Mr. Young:

Reference is made to that certain engagement letter (the “Engagement Letter”), dated as of November 30, 2020, by and between SunHydrogen, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright shall serve, among other things, as the exclusive agent in any Offering of Securities of the Company during the “Term” (as defined in the Engagement Letter). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

(1)	The Company and Wainwright hereby agree to include in the definition of an “Offering” under the Engagement Letter the solicitation by Wainwright of the exercise by the holder thereof of certain outstanding warrants to purchase shares of common stock of the Company that were issued in connection with the Company’s registered direct offering consummated in December 2020 (the “Warrant Restructuring”).

(2)	Solely in connection with the execution of the Warrant Restructuring, the Company and Wainwright agree that the expenses included in Paragraphs A.3(b) and A.3(c) of the Engagement Letter shall only include $35,000 for non-accountable expenses.

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This agreement may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:
Name:
Title:

Accepted and Agreed:

SunHydrogen, Inc.

By:
Name:
Title:

[HYSR EA Amendment Signature Page]

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